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                                                                                Request for Qualified Retirement
[LOGO]                                                                          Account Transfer/Direct Rollover
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Instructions: A. Please type or print.
              B. Owner's/Trustee's signature is required on this form.
              C. The following items must be mailed to Lincoln Life to
                 process a transfer of funds:

                       1. This form, "Request for Qualified Retirement Account Transfer/Direct Rollover"
                       2. Old policy/contract, if applicable (if lost, please indicate in Section 2 below)
                       3.  State replacement form (if required by the state)
                       4. Lincoln ChoicePlus Assurance(SM) (B Share) Application if funds are for an initial purchase payment

   1    CURRENT PLAN INFORMATION

        ________________________________________________________________________  Telephone number [_][_][_] [_][_][_]-[_][_][_][_]
        Current financial institution
        ___________________________________________________________________________________________________________________________
        Address                                                City                                 State                 ZIP
        ________________________________________________       ____________________________________________________________________
        Policy/account owner name                              Owner's Social Security number or Tax ID number
        ________________________________________________       ____________________________________________________________________
        Name of participant/annuitant (if different)           Policy/account number

        Transfer/rollover FROM type of plan: [_] 401(k)     [_] 401(a) Type______________________  [_] SEP-IRA  [_] Traditional IRA
                                             [_] Conversion [_] Roth Contributory IRA: [_] 403(b)  [_] Other (specify)_____________

        Transfer/rollover TO type of plan:   [_] Traditional IRA  [_] Roth IRA

   2    QUALIFIED TRANSFER/DIRECT ROLLOVER INSTRUCTIONS

        Transfer the proceeds: [_] Immediately   [_] When indicated (date must be within 30 days):  [_][_] [_][_] [_][_]
                                                                                                     Month   Day   Year
        Check one for each of the following three sections:

        1.  The amount requested and directed for payment represents a: [_] Full transfer or [_] Partial transfer of $_____________
        2.  [_] Apply proceeds to a new contract [_] Apply proceeds to existing contract number  __________________________________

        Note: Age 701/2 restrictions apply to an individual retirement account transfer: If you are age 701/2 or older this year, you may not transfer or roll over required minimum distribution amounts. If necessary, instruct your present trustee/
        custodian, prior to effecting this transfer, to either: (1) pay your own required minimum distribution to you now or
        (2) retain that amount for distribution to you later.

        IF APPLICABLE:

        3.  [_] I have enclosed the annuity contract. [_] I certify that the annuity contract has been lost or destroyed. After due search and inquiry, to the best of my knowledge, it is not in the possession or control of any other person.

   3    SIGNATURES

        I, the undersigned Owner/Trustee of the above-named contract/account(s), request that you directly transfer the amount specified above to Lincoln Life.

        Please do not withhold any amount for taxes from the proceeds.

        It is my intention that this surrender and payment shall not constitute either actual or constructive receipt of income for federal income tax purposes and would therefore qualify as a transfer/rollover of assets.

        I request that my name not appear as a joint payee on the check nor shall any endorsement thereon be necessary for transfer or deposit. I request that the funds be made payable to Lincoln Life. If my name is to be used, it must be preceded by the term FBO3048748 or "for the benefit of."

        ________________________________________________________________________  [_][_] [_][_] [_][_]
        Owner/Trustee signature and title                                          Month   Day   Year

        ________________________________________________________________________  [_][_] [_][_] [_][_]
        Irrevocable beneficiary signature (if applicable)                          Month   Day   Year

        ________________________________________________________________________  [_][_] [_][_] [_][_]
        Co-Owner/Trustee signature and title (if applicable)                       Month   Day   Year

   4    ACCEPTANCE OF TRANSFER (TO BE COMPLETED BY THE ACCEPTING COMPANY)

        Please liquidate the above-referenced policy/account. Do not withhold taxes from the proceeds. Please make the check payable to Lincoln Life, attach a copy of this form to the check and send to the address below.

        ______________________________________________   ____________________________________________   _________________________
        Authorized signature                             Title                                          Date

        ___________________________________  Mail to: Lincoln Life, PO Box 7866, Fort Wayne IN 46801-7866
        New policy/contract number                    Phone 800-826-6848

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Send completed application and this form to your investment dealer's home office or to:

                                                                                       Express Mail:
                                     Lincoln Life                                      Lincoln Life
                                     P.O. Box 7866                                     Attention: ChoicePlus Operations
                                     Fort Wayne, IN 46801-7866                         1300 South Clinton Street
                                                                                       Fort Wayne, IN 46802
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
                                                                                                     -----------------------------
            [LOGO]               Lincoln ChoicePlus Assurance(SM) (B Share)                            The Lincoln National Life
                                        Variable Annuity Application                                       Insurance Company
                                                                                                          Fort Wayne, Indiana
                                                                                                     -----------------------------
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        Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a      Contract Owner Maximum age of Contract Owner is 90.

        ____________________________________________________    Social Security number/TIN      [_][_][_]-[_][_]-[_][_][_][_]
        Full legal name or trust name*
                                                                Date of birth   [_][_] [_][_] [_][_]    [_] Male    [_] Female
        ____________________________________________________                     Month   Day   Year
        Street address
        (If PO Box, physical street address required)
                                                                Home telephone number   [_][_][_] [_][_][_]-[_][_][_][_]
        ____________________________________________________
        City                 State                 ZIP
                                                                Date of trust*  [_][_] [_][_] [_][_]    Is trust revocable?*
                                                                Month            Month   Day   Year     [_] Yes       [_] No
        ____________________________________________________
        Trustee name*
                                                                *This information is required for trusts.

1b      Joint Contract Owner Maximum age of Joint Contract Owner is 90.

                                                                Social Security number           [_][_][_]-[_][_]-[_][_][_][_]
        ____________________________________________________
        Full legal name                                                                                 [_] Male    [_] Female
                                                                Date of birth   [_][_] [_][_] [_][_]
                                                                                 Month   Day   Year     [_] Spouse  [_] Non-spouse

2a      Annuitant       (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
                        Maximum age of Annuitant is 90.

                                                                Social Security number           [_][_][_]-[_][_]-[_][_][_][_]
        ____________________________________________________
        Full legal name
                                                                Date of birth   [_][_] [_][_] [_][_]    [_] Male    [_] Female
        ____________________________________________________                     Month   Day   Year
        Street address
                                                                Home telephone number   [_][_][_] [_][_][_]-[_][_][_][_]
        ____________________________________________________
        City                 State                 ZIP

2b      Contingent Annuitant Maximum age of Contingent Annuitant is 90.

                                                                Social Security number           [_][_][_]-[_][_]-[_][_][_][_]
        ____________________________________________________
        Full legal name

3       Beneficiary(ies) Of Contract Owner         (List additional beneficiaries on separate sheet.
                                                   If listing children, use full legal names.)

        ___________________________________________________________  ______________________________  ____________________  _______%
        Full legal name or trust name*  [_] Primary [_] Contingent   Relationship to Contract Owner  SSN/TIN

        ___________________________________________________________  ______________________________  ____________________  _______%
        Full legal name or trust name*  [_] Primary [_] Contingent   Relationship to Contract Owner  SSN/TIN
        ___________________________________________________________  Date of trust* [_][_] [_][_] [_][_]   Is trust revocable?*
        Trustee name*                                                                Month   Day   Year    [_]Yes        [_] No

                                                                     *This information is required for trusts.

        To specify an annuity payment option for your beneficiary, please complete Beneficiary Payment Options form (29953CP).

4       Type of Lincoln ChoicePlus Assurance(SM) Variable Annuity Contract

        Nonqualified: [_] Initial Contribution OR [_] 1035 Exchange

        Tax-Qualified (must complete plan type):  [_] Transfer (to same market) OR [_] Rollover (to different market)
        Plan Type (check one): [_] Roth IRA       [_] Traditional IRA
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5a Allocation   (This section must be completed.)                 5b Dollar Cost Averaging     (Complete only if electing DCA.)

   Initial minimums: $10,000                                         $2,000 minimum required.
   Future contributions will follow the allocation below.            -------------------------------------------------------------
   If DCA option is selected, the entire amount of each future       Total amount to DCA:        OR        $___________________
   contribution will follow the allocation in Section 5b.            MONTHLY amount to DCA:                $___________________
                                                                     -------------------------------------------------------------
   If no allocations are specified in Section 5a or 5b, the          OVER THE FOLLOWING PERIOD:             ___________________
   entire amount will be allocated to the Lincoln VIP Money                                                    MONTHS (6-60)
   Market Fund pending instructions from the contract owner.         -------------------------------------------------------------
   -------------------------------------------------------------     FROM THE FOLLOWING HOLDING ACCOUNT (check one):
   Please allocate my contribution of:                               [_] DCA Fixed Account                *The DCA holding account
   $_____________________   OR    $_______________________           [_] Delaware VIP High Yield Series*  and the DCA fund elected
   Initial contribution            Approximate amount from           [_] Lincoln VIP Money Market Fund*   cannot be the same.
                                   previous carrier                  [_] Lincoln VIP Bond Fund*
   -------------------------------------------------------------     -------------------------------------------------------------
   INTO THE FUND(S) BELOW              Use whole percentages         INTO THE FUND(S) BELOW              Use whole percentages
   -------------------------------------------------------------     -------------------------------------------------------------
   ___________% Delaware VIP High Yield Series                       ___________% Delaware VIP High Yield Series*
   ___________% Delaware VIP Large Cap Value Series                  ___________% Delaware VIP Large Cap Value Series
   ___________% Delaware VIP REIT Series                             ___________% Delaware VIP REIT Series
   ___________% Delaware VIP Small Cap Value Series                  ___________% Delaware VIP Small Cap Value Series
   ___________% Delaware VIP Trend Series                            ___________% Delaware VIP Trend Series
   ___________% Delaware VIP U.S. Growth Series                      ___________% Delaware VIP U.S. Growth Series
   ___________% AIM V.I. Growth Fund                                 ___________% AIM V.I. Growth Fund
   ___________% AIM V.I. International Growth Fund                   ___________% AIM V.I. International Growth Fund
   ___________% AIM V.I. Premier Equity Fund                         ___________% AIM V.I. Premier Equity Fund
   ___________% AllianceBernstein Growth and Income Portfolio        ___________% AllianceBernstein Growth and Income Portfolio
   ___________% AllianceBernstein Premier Growth Portfolio           ___________% AllianceBernstein Premier Growth Portfolio
   ___________% AllianceBernstein Small Cap Value Portfolio          ___________% AllianceBernstein Small Cap Value Portfolio
   ___________% AllianceBernstein Technology Portfolio               ___________% AllianceBernstein Technology Portfolio
   ___________% American Funds Global Small Capitalization Fund      ___________% American Funds Global Small Capitalization Fund
   ___________% American Funds Growth Fund                           ___________% American Funds Growth Fund
   ___________% American Funds Growth-Income Fund                    ___________% American Funds Growth-Income Fund
   ___________% American Funds International Fund                    ___________% American Funds International Fund
   ___________% Fidelity VIP Contrafund Portfolio                    ___________% Fidelity VIP Contrafund Portfolio
   ___________% Fidelity VIP Equity-Income Portfolio                 ___________% Fidelity VIP Equity-Income Portfolio
   ___________% Fidelity VIP Growth Portfolio                        ___________% Fidelity VIP Growth Portfolio
   ___________% Fidelity VIP Overseas Portfolio                      ___________% Fidelity VIP Overseas Portfolio
   ___________% FTVIP Franklin Small Cap Fund                        ___________% FTVIP Franklin Small Cap Fund
   ___________% FTVIP Templeton Growth Securities Fund               ___________% FTVIP Templeton Growth Securities Fund
   ___________% Janus Aspen Balanced Portfolio                       ___________% Janus Aspen Balanced Portfolio
   ___________% Janus Aspen Mid-Cap Growth Portfolio                 ___________% Janus Aspen Mid-Cap Growth Portfolio
   ___________% Janus Aspen Worldwide Growth Portfolio               ___________% Janus Aspen Worldwide Growth Portfolio
   ___________% Lincoln VIP Aggressive Growth Fund                   ___________% Lincoln VIP Aggressive Growth Fund
   ___________% Lincoln VIP Bond Fund                                ___________% Lincoln VIP Bond Fund*
   ___________% Lincoln VIP Capital Appreciation Fund                ___________% Lincoln VIP Capital Appreciation Fund
   ___________% Lincoln VIP Global Asset Allocation Fund             ___________% Lincoln VIP Global Asset Allocation Fund
   ___________% Lincoln VIP International Fund                       ___________% Lincoln VIP International Fund
   ___________% Lincoln VIP Money Market Fund                        ___________% Lincoln VIP Money Market Fund*
   ___________% Lincoln VIP Social Awareness Fund                    ___________% Lincoln VIP Social Awareness Fund
   ___________% MFS Capital Opportunities Series                     ___________% MFS Capital Opportunities Series
   ___________% MFS Emerging Growth Series                           ___________% MFS Emerging Growth Series
   ___________% MFS Total Return Series                              ___________% MFS Total Return Series
   ___________% MFS Utilities Series                                 ___________% MFS Utilities Series
   ___________% Neuberger Berman AMT Mid-Cap Growth Portfolio        ___________% Neuberger Berman AMT Mid-Cap Growth Portfolio
   ___________% Neuberger Berman AMT Regency Portfolio               ___________% Neuberger Berman AMT Regency Portfolio
   ___________% Putnam VT Growth & Income Fund                       ___________% Putnam VT Growth & Income Fund
   ___________% Putnam VT Health Sciences Fund                       ___________% Putnam VT Health Sciences Fund
   ___________% Scudder VIT EAFE(R)Equity Index                      ___________% Scudder VIT EAFE(R)Equity Index
   ___________% Scudder VIT Equity 500 Index                         ___________% Scudder VIT Equity 500 Index
   ___________% Scudder VIT Small Cap Index                          ___________% Scudder VIT Small Cap Index
   ___________% Fixed Account: ________ year(s) (1-10)
                                                                     ===========% Total (must = 100%)
   ========== % Total (must = 100%)                                  -------------------------------------------------------------
                                                                     Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.
   -------------------------------------------------------------     -------------------------------------------------------------
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[LOGO]                                                                         Request for 1035 Exchange (Nonqualified)
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Instructions:  A. Please type or print.
               B. Owner's and any joint owner's signatures are required on this form.
               C. The following items must be mailed to Lincoln Life to process a 1035 exchange:
                      1. This form, "Request for 1035 Exchange (Nonqualified)"
                      2. Old policy/contract to be exchanged (if lost, please indicate in Section 2 below)
                      3. State replacement form (if required by the state)
                      4. Lincoln ChoicePlus Assurance(SM) (B Share) Application if funds are for an initial purchase payment

1       SURRENDERING COMPANY INFORMATION

        __________________________________________________________________________________________________________________________
        Surrendering insurance company                          Telephone number
        __________________________________________________________________________________________________________________________
        Address                                         City                            State                   ZIP

2       POLICY/CONTRACT INFORMATION

        ___________________________________    Transfer the proceeds: [_] Immediately
        Policy/contract number                                        [_] When indicated (date must be within 30 days): __________
        The policy/contract is:
        [_] Enclosed
        [_] Lost or destroyed (I certify that the policy/contract is lost or destroyed. In addition, I certify that the policy/contract has not been assigned or pledged as collateral.)

        __________________________________________________________________    ____________________________________________________
        Owner's name                                                          Tax ID number

        __________________________________________________________________    ____________________________________________________
        Joint owner's name                                                    Social Security number

        __________________________________________________________________    ____________________________________________________
        Annuitant name(s)                                                     Social Security number

3       SIGNATURES

        I hereby make a complete and absolute assignment and transfer to the Accepting Insurance Company of all right, title and interest to the above-listed policy/contract in an exchange intended to qualify under Section 1035 of the Internal Revenue
        Code. I understand that if the Accepting Insurance Company underwrites and issues a new life insurance policy/contract or annuity on the life of the policy/contract owner named above, then the Accepting Insurance Company intends to surrender the assigned policy/contract. I understand that the policy/contract to be issued by the Accepting Insurance Company shall have the same designated Insured(s), Annuitant(s), and Owner(s) as the above-listed policy/contract.

        I certify that the above-listed policy/contract is currently in force and not subject to any prior assignments, any legal or equitable claims, liens or trusts. I further certify that there are no proceedings in bankruptcy pending against me. I understand and agree that I will be responsible for keeping the above-listed policy/contract in force by paying any premiums as they become due until such time as I have been issued a new life insurance or annuity policy/contract.

        I represent and agree that the Accepting Insurance Company is participating in this transaction at my request and as an accommodation to me. I understand that the Accepting Insurance Company assumes no responsibility or liability for my tax treatment under Internal Revenue Code Section 1035. I agree that if the Accepting Insurance Company, in its sole discretion, determines that it is unlikely to receive timely payment of the full contract cash surrender values, the
        Accepting Insurance Company may reassign ownership of the contract back to me. I agree that any such reassignment shall be considered accepted by me upon my receipt of a reassignment form duly executed by the Accepting Insurance Company.

        Signed at _________________________________________________________this_______day of_________________________year_________

        __________________________________________________________________    ____________________________________________________
        Owner's signature                                                     Joint owner's signature

        __________________________________________________________________    ____________________________________________________
        Insured signature (life only)                                         Irrevocable beneficiary signature

4       ACCEPTANCE OF ASSIGNMENT

        This section is to be completed by the insurance company.

        The Accepting Insurance Company, as assignee, accepts this assignment and hereby requests full surrender of the above-
        referenced policy/contract. The surrender represents a transfer of funds to the Accepting Insurance Company to qualify as a Section 1035(a) exchange. When the surrender is completed, please provide the Accepting Insurance Company a report of the pre- and post-TEFRA cost basis in the policy/contract.

        ____________________________________________________    ___________________________________   ____________________________
        Authorized signature                                    Title                                 Date

        ________________________________  Mail to: Lincoln Life, PO Box 7866, Fort Wayne    IN 46801-7866
        New policy/contract number                 Phone 800-826-6848

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Send completed application and this form to your investment dealer's home office or to:

                                                                                       Express Mail:
                                     Lincoln Life                                      Lincoln Life
                                     PO Box 7866                                       Attention: ChoicePlus Operations
                                     Fort Wayne IN 46801-7866                          1300 South Clinton Street
                                                                                       Fort Wayne IN 46802
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5c      Cross-Reinvestment or Portfolio Rebalancing

        To elect either of these options, please complete the Cross-Reinvestment form (28051CP2) or the Portfolio
        Rebalancing form (28887CP2).

6       Benefit Options

        Death benefits
        Select one: (If no benefit is specified, the default Death Benefit will be the Guarantee of Principal Death Benefit.)

        [_] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.
        [_] I/We hereby elect the Guarantee of Principal Death Benefit.
        [_] I/We hereby elect the Estate Enhancement Benefit(1) rider which includes the Enhanced Guaranteed Minimum Death Benefit.

        Living benefit
        [_] I/We hereby elect the Principal Security Benefit2 option.

        (1) The Estate Enhancement Benefit rider may only be elected if the Contract Owner, Joint Owner (if applicable), and
            Annuitant are all under age 76.
        (2) The Principal Security Benefit option is not available with the i4LIFE(SM) Advantage. If the contract is tax-
            qualified, maximum age is 80.

7       Automatic Withdrawal

        Note: Withdrawals exceeding 15% of premium payments per year may be subject to contingent deferred sales charges.
              Withdrawal minimum: $50 per distribution/$300 annually.
        --------------------------------------------------------         -------------------------------------------------------
        [_] Please provide me with automatic withdrawals
            totaling ________% ay be between 1-15%) of premium           [_] Please provide me with automatic withdrawals
            payments payable as follows:                                     of $_____________________________
        [_] Monthly [_] Quarterly [_] Semiannually [_] Annually    OR    [_] Monthly [_] Quarterly [_] Semiannually [_] Annually

        Begin withdrawals in  [_][_]  [_][_]                             Begin withdrawals in  [_][_]  [_][_]
                               Month   Year                                                     Month   Year
        --------------------------------------------------------         -------------------------------------------------------
        Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.
        ELECT ONE: [_] Do withhold taxes Amount to be withheld ________% (must be at least 10%)
                   [_] Do not withhold taxes

        PAYOUT     Direct deposit          [_] Checking (Attach a "voided" check)   OR   [_] Savings (Attach a deposit slip)
        METHOD:    I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below.
                   Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).
                   ________________________________________________________________________________________________________________
                   Bank name                                                                     Bank telephone number

8       Automatic Bank Draft

        _____________________________________________________________   ___________________________________________________________
        Print account holder name(s) EXACTLY as shown on bank records

        ___________________________________________________________________________________________________________________________
        Bank name                                                                  Bank telephone number

        $_________________________________________              Automatic bank draft start date:  [_][_]    [_][_]    [_][_]
        Monthly amount                                                                             Month  Day (1-28)   Year
        [_] Checking (Attach a "voided" check)   OR   [_] Savings (Attach a deposit slip)

        I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.
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9       Telephone/Internet Authorization    (Check box if this option is desired.)

        [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and its affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

10      Replacement

        Does the applicant have any existing life policies or annuity contracts?          [_] Yes     [_] No
        Will the proposed contract replace any existing annuity or life insurance?        [_] Yes     [_] No

        (Attach a state replacement form if required by the state in which the application is signed.)

        ___________________________________________________________________________________________________________________________
        Company name

        ___________________________________________________________________________________________________________________________
        Plan name                                                                                       Year issued


        Fraud Warning

        Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

11      Signatures

        All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus Assurance(SM) (B Share)
        and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period.
        Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s)
        is correct as it appears in this application.

        __________________________________________________________________________________________
        Signed at (city)                           State                                               Date [_][_] [_][_] [_][_]
                                                                                                             Month   Day   Year
        __________________________________________________________________________________________
        Signature of Contract Owner                Joint Contract Owner (if applicable)

        __________________________________________________________________________________________
        Signed at (city)                           State                                               Date [_][_] [_][_] [_][_]
                                                                                                             Month   Day   Year
        __________________________________________________________________________________________
        Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)





==================================================================================================================================
                                                FINANCIAL ADVISOR MUST COMPLETE PAGE 5.
==================================================================================================================================
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==================================================================================================================================
           THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISOR OR SECURITIES DEALER. Please type or print.
==================================================================================================================================

12      Insurance in Force      Will the proposed contract replace any existing annuity or life insurance contract?

        ELECT ONE: [_] No [_] Yes       If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and Annuitant(s):
        (Attach a state replacement form if required by the state in which the application was signed.) $

                                                                                                                 $
        __________________________________________________________________________________________________________________________
        Company name                                                                            Year issued           Amount

13      Additional Remarks

        __________________________________________________________________________________________________________________________

        __________________________________________________________________________________________________________________________

        __________________________________________________________________________________________________________________________

14      Dealer Information         Note: Licensing appointment with Lincoln Life is required for this application to be processed.
                                   If more than one representative, please indicate names and percentages in Section 13.

        [_] 1   [_] 2   [_] 3   [_] 4   [_] 5    AND     [_] i4LIFE(SM) Advantage - complete election form

        If your client is not electing the i4LIFE(SM) Advantage today, does your client plan to add it in the future? [_] Yes [_] No

        ________________________________________________________________________     [_][_][_] [_][_][_]-[_][_][_][_]
        Registered representative's name (print as it appears on NASD licensing)     Registered representative's telephone number

        ________________________________________________________________________     [_][_][_]-[_][_]-[_][_][_][_]
        Client account number at dealer (if applicable)                              Registered representative's SSN

        __________________________________________________________________________________________________________________________
        Dealer's name

        __________________________________________________________________________________________________________________________
        Branch address                                       City                                       State            ZIP

        __________________________________________________________________________________________________________________________
        Branch number                                        Registered representative number

        [_] CHECK IF BROKER CHANGE OF ADDRESS

15      Registered Representative's Signature

        The representative hereby certifies that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance
        Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

        Signature

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                                                Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

                                                                                Express Mail:
                [LOGO]                          Lincoln Life                    Lincoln Life
                                                P.O. Box 7866                   Attention: ChoicePlus Operations
                                                Fort Wayne, IN 46801-7866       1300 South Clinton Street
                                                                                Fort Wayne, IN 46802

                                                If you have any questions regarding this application, please call Lincoln Life at 800 826-6848.
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